SECTION 906 CERTIFICATION
               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


     S&P 500 INDEX FUND, REWARD SHARES     S&P 500 INDEX FUND, MEMBER SHARES
     TOTAL RETURN STRATEGY FUND            EXTENDED MARKET INDEX FUND
     NASDAQ-100 INDEX FUND                 TARGET RETIREMENT INCOME FUND
     TARGET RETIREMENT 2020 FUND           TARGET RETIREMENT 2030 FUND
     TARGET RETIREMENT 2040 FUND           TARGET RETIREMENT 2050 FUND
     GLOBAL OPPORTUNITIES FUND             REAL RETURN FUND
                                           ULTRA SHORT TERM BOND FUND

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended December 31, 2010, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:             02/25/2011                 /S/ CHRISTOPHER W. CLAUS
             ________________            ___________________________________
                                         Christopher W. Claus
                                         President

                         SECTION 906 CERTIFICATION
              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST

     S&P 500 INDEX FUND, REWARD SHARES   S&P 500 INDEX FUND, MEMBER SHARES
     TOTAL RETURN STRATEGY FUND          EXTENDED MARKET INDEX FUND
     NASDAQ-100 INDEX FUND               TARGET RETIREMENT INCOME FUND
     TARGET RETIREMENT 2020 FUND         TARGET RETIREMENT 2030 FUND
     TARGET RETIREMENT 2040 FUND         TARGET RETIREMENT 2050 FUND
     GLOBAL OPPORTUNITIES FUND           REAL RETURN FUND
                                         ULTRA SHORT-TERM BOND FUND


In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended December 31, 2010, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:        02/25/2011                  /S/ ROBERTO GALINDO, JR.
             ________________            __________________________________
                                         Roberto Galindo, Jr.
                                         Treasurer